THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State
           ONE ASHBURTON PLACE, BOSTON, MASS 02108

                                                     Federal
Identification
                                        No. 04-2170233

              RESTATED ARTICLES OF ORGANIZATION

           General Laws, Chapter 158B, Section 74

      This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                    _________________

We,   John  G.  Mulvany,  President,  and  Geoffrey   Nunes,
Assistant Clerk of

                    MILLIPORE CORPORATION

located at 80 Ashby Road, Bedford, Massachusetts 01730 do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on May 2, 1985, by vote of 10,072,345 shares of Common out of 13,773,701 shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby -

     1. The name by which the corporation shall be known is Millipore Corporation.

      2. The purposes for which the corporation is formed are as follows:

To manufacture, develop, buy, sell, assemble, install and in any way deal in and with all kinds of filters and filtration and sterilization systems and products and all kinds of laboratory equipment and accessories; to carry on research in the compounding of chemicals and in the fields of concentrating, sterilizing, culturing and filtering microscopic and sub-microscopic particles in and from liquid and gaseous systems and to use, manufacture and sell any products or processes which may result from such research; to use, manufacture, develop, buy, sell, assemble, install and otherwise deal in and with tangible personal property of all kinds and description; to purchase or otherwise acquire all patents, patent rights, privileges, trade marks, trade names and privileges of any country which might seem capable of being used for or in connection with any of the


                  See Continuation Sheet 2A

      3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue as follows:

               WITHOUT PAR VALUE             WITH PAR VALUE
CLASS OF STOCK NUMBER OF SHARES    NUMBER OF SHARES    PAR VALUE

Preferred            NONE
NONE

Common               NONE               40,000,000
$1.00


     *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

          NONE

     *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

          NONE

     *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, deriving, or regulating the powers of the corporation, or of its directors or stockholders, or any class of stockholders:

          The Directors may make, amend or repeal the By-Laws in whole or in part, except with respect to any provision thereof which by law or by the By-Laws requires action by the Stockholders.

          Meetings of the Stockholders may be held anywhere in the United States.

*if there are no such provisions, state "None".



                    Continuation Sheet 2A

objects or purposes of this corporation, and to grant licenses for the use of and to sell or otherwise dispose of such patents, patent rights, trade marks, trade names and privileges in any country; to carry on any business permitted by the law of the Commonwealth of Massachusetts to a corporation organized under the Business Corporation Law; and to do each and every thing necessary, suitable or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or which shall at any time appear conducive to or expedient for this corporation.


*We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles - Article 3.

(*if there are no such amendments, state "None".)


         Briefly describe amendments in space below:

Article 3. Amended to increase the authorized capital from 20,000,000 shares of Common Stock, $1.00 Par Value, to 40,000,000 shares of Common Stock, $1.00 Par Value.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 6th day of June in the year 1985.

John G. Mulvany, President

Geoffrey Nunes, Assistant Clerk



              THE COMMONWEALTH OF MASSACHUSETTS

              RESTATED ARTICLES OF ORGANIZATION
          (General Laws, Chapter 156B, Section 74)

I hereby approve the within restated articles of organization and the filing fee in the amount of $10,150.00 having been paid, said articles are deemed to have been filed with me
                this 11th day of June, 1985.


                        MICHAEL JOSEPH CONNOLLY
                     Secretary of State














               TO BE FILLED IN BY CORPORATION

 Photo Copy of Restated Articles of Organization to be Sent

               TO:  Peter W. Walcott, Esquire
                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
                 Telephone - 275-9200, X8496









              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY

                     Secretary of State

          ONE ASHBURTON PLACE, BOSTON, MASS.  02108

                                                           Federal
Identification
                                             No. 04-21702333

                    ARTICLES OF AMENDMENT
           General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.
Make check payable to the Commonwealth of Massachusetts.

We, John A. Gilmartin, President and Geoffrey Nunes, Assistant Clerk of Millipore Corporation located at 80 Ashby Road, Bedford, MA 01730 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 24, 1986, by vote of 9,835,427 shares of common stock out of 13,860,217 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on single sheet of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.


FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The  total amount of capital stock already authorized is  40
Million shares common with par value.

The  amount  of  additional capital stock authorized  is  80
Million shares common with par value.

Voted:That  the  increase  in this Corporation's  authorized capital stock to 80 million shares of common stock, par value $1.00 per share, and the amendment of the Articles of Organization to reflect such increase, all as adopted by the Board of Directors, and as described in full in the Corporation's Proxy Statement, dated March 17, 1986, be, and it hereby is, approved and adopted.




      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9th day of May, in the year 1986.

John A. Gilmartin, President

Geoffrey Nunes, Assistant Clerk



              THE COMMONWEALTH OF MASSACHUSETTS

                    ARTICLES OF AMENDMENT
          (General Laws, Chapter 156B, Section 72)

   I hereby approve the within articles of amendment and, the filing fee in the amount of $20,000.00 having been paid, said articles are deemed to have been filed with me this
                            12th
                      day of May, 1986.



                                   MICHAEL JOSEPH CONNOLLY
                                   Secretary of State











               TO BE FILLED IN BY CORPORATION
             Photo Copy of Amendment to be Sent
                             to:

                  Peter W. Walcott, Esquire
                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
             Telephone (617) 275-9200, Ext. 8496

              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY

                     Secretary of State

          ONE ASHBURTON PLACE, BOSTON, MASS.  02108

                                                           Federal
Identification
                                             No. 04-21702333

                    ARTICLES OF AMENDMENT
           General Laws, Chapter 156B, Section 72

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.
Make check payable to the Commonwealth of Massachusetts.

We, John A. Gilmartin, President and Geoffrey Nunes, Assistant Clerk of Millipore Corporation located at 80 Ashby Road, Bedford, MA 01730 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 23, 1987, by vote of 19,548,103 shares of Common Stock out of 28,172,481 shares outstanding, being at least two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereof.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on single sheet of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To add to Article 6 of the corporation's Restated Articles of Organization the following new paragraph (c):

     (c) No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the extent provided by applicable law notwithstanding any provision of law imposing such liability; provided, however, that this Article 6(c) shall not eliminate the liability of a director 9I) for any breach of the director's duly of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 of the Business Corporation Law of The Commonwealth of Massachusetts, or (iv) for any transaction from which the director derived any improper personal benefit. The foregoing provisions of this Article 6(c) shall not eliminate the liability of a director for any act or omission occurring prior to the date on which this
Article 6(c) becomes effective. No amendment to or repeal of this Article 6(c) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.



      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless there articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 15th day of May, in the year 1987.

John A. Gilmartin, President

Geoffrey Nunes, Assistant Clerk


              THE COMMONWEALTH OF MASSACHUSETTS

                    ARTICLES OF AMENDMENT
          (General Laws, Chapter 156B, Section 72)

   I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said
articles are deemed to have been filed with me this 22nd day of May, 1987.



                              MICHAEL JOSEPH CONNOLLY
                              Secretary of State










               TO BE FILLED IN BY CORPORATION
             Photo Copy of Amendment to be Sent

                             To:

                   Peter W. Walcott, Esq.
                    MILLIPORE CORPORATION
                        80 Ashby Road
                      Bedford, MA 01730
                  Telephone (617) 275-9200
              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State

                     ONE ASHBURTON PLACE
                     BOSTON, MASS. 02108
                                                     Federal
Identification
                                             No. 042170233

                         ARTICLES OF
        MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
     Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General
                            Laws,
                 Chapter 156B, Section 114.
   Make check payable to the Commonwealth of Massachusetts


We, Geoffrey Nunes and Patricia A. Powers, Vice President and Assistant Clerk of Millipore Corporation, organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation to be merged into the parent corporations is as follows:
                                    State of            Date
of
            Name                                Organization
Organization
Dynamic     Solutions    Corporation              California
10/23/81


      2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).

      4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

              VOTES OF MILLIPORE BOARD MEETING
                        BOARD MEETING
                      February 17, 1989


VOTED: That the President and the other officers of this Corporation hereby are authorized together or singly to effect the merger of Millipore's wholly-owned subsidiary, Dynamic Solutions Corporation into Millipore Corporation; and further

VOTED: That in connection with this merger of Dynamic Solutions Corporation with Millipore Corporation, the Officers of this Corporation hereby are, and each of them singly is, authorized to take all such action and to execute and deliver such documents, instruments, and opinions as they in their discretion may deem necessary or appropriate to carry out the intent of these resolutions and to effectuate said merger.



NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.


      5. The effective date of the merger as specified in the vote set out under Paragraph 4 is March 31, 1989.

      6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts). The parent corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which is has merged, and nay obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 30th day of March, 1989.

Geoffrey Nunes, Vice President

Patricia A. Powers, Assistant Clerk

                COMMONWEALTH OF MASSACHUSETTS
  ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
          (General Laws, Chapter 156B, Section 82)


I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said particles are deemed to have been filed with me this 31st day of March, 1989.


                              MICHAEL JOSEPH CONNOLLY
                              Secretary of State













               TO BE FILLED IN BY CORPORATION
               Photo Copy of Merger To Be Sent


                             TO:

                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
                  Telephone (617) 275-9200
                    Attn:  Geoffrey Nunes
              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State

                     ONE ASHBURTON PLACE
                     BOSTON, MASS. 02108
                                                     Federal
Identification
                                             No. 042170233

                         ARTICLES OF
        MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
     Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General
                            Laws,
                 Chapter 156B, Section 114.
   Make check payable to the Commonwealth of Massachusetts


We,  John  A.  Gilmartin and Geoffrey Nunes,  President  and
Assistant Clerk of Millipore Corporation, organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation to be merged into the parent corporations is as follows:

                         State of       Date of
     Name                Organization        Organization
   Waters Associates, Inc.         Delaware       January 2,
1962


      2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

      3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).

      4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

VOTED: That  it  is  in  the  best  interests  of  MILLIPORE
       CORPORATION to dissolve its wholly-owned subsidiary, WATERS ASSOCIATES, INC., a Delaware corporation, by the merger of the said WATERS ASSOCIATES, INC. into MILLIPORE CORPORATION, with MILLIPORE CORPORATION to be the surviving corporation; said merger to become effective December 31, 1989.





NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     5. The effective date of the merger specified in the vote set out under Paragraph 4 is December 31, 1989.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 27th day of December, 1989.

John A. Gilmartin, President

Geoffrey Nunes, Assistant Clerk

                COMMONWEALTH OF MASSACHUSETTS

  ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
          (General Laws, Chapter 156B, Section 82)


     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 28th day of December, 1989.

Effective Date:  December 31, 1989      MICHAEL JOSEPH
CONNOLLY
                              Secretary of State















               TO BE FILLED IN BY CORPORATION
               Photo Copy of Merger to be Sent

                 TO:  Peter W. Walcott, Esq.
                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
                  Telephone (617) 275-9200
              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State

                     ONE ASHBURTON PLACE
                     BOSTON, MASS. 02108
                                                     Federal
Identification
                                             No. 042170233

                         ARTICLES OF
        MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
     Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General
                            Laws,
                 Chapter 156B, Section 114.
   Make check payable to the Commonwealth of Massachusetts


We,  John  A.  Gilmartin and Geoffrey Nunes,  President  and
Assistant Clerk of Millipore Corporation, organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation(s) to be merged into the parent corporations is as follows:

                         State of       Date of
     Name                Organization        Organization
MILLIPORE SECURITIES     Massachusetts         3/16/82
       CORPORATION


     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

VOTED: That it is in the best interest of MILLIPORE CORPORATION to dissolve its wholly-owned subsidiary, MILLIPORE SECURITIES CORPORATION, a Massachusetts corporation, by the merger of the said MILLIPORE SECURITIES CORPORATION into MILLIPORE CORPORATION, with MILLIPORE CORPORATION to be the surviving corporation; said merger to become effective upon the
             filing   of   Articles  of  Merger   with   the
             Secretary     of     the    Commonwealth     of
             Massachusetts.


     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is

     6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts). The parent corporation hereby agrees that it may be used in the Commonwealth of Massachusetts for any prior obligation of any subsidiary corporation organized under the laws of Massachusetts with which it has merged, and any obligation hereafter incurred by the parent corporation, including the obligation created by subsection (e) of General Laws, Chapter 156B, Section 82, so long as any liability remains outstanding against the parent corporation in the Commonwealth of Massachusetts and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process for the enforcement of any such obligations, including taxes, in the same manner as provided in Chapter 181.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 14th day of November, 1991.

John A. Gilmartin, President

Geoffrey Nunes, Assistant Clerk



                COMMONWEALTH OF MASSACHUSETTS

  ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
          (General Laws, Chapter 156B, Section 82)


     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 21st day of November, 1991.


                              MICHAEL JOSEPH CONNOLLY
                              Secretary of State















               TO BE FILLED IN BY CORPORATION
               Photo Copy of Merger to be Sent


               To:  Peter W. Walcott, Esquire
                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
             Telephone (617) 275-9200, Ext. 8496
              THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State

                     ONE ASHBURTON PLACE
                     BOSTON, MASS. 02108
                                                     Federal
Identification
                                             No. 042170233

                         ARTICLES OF
        MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
     Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General
                            Laws,
                 Chapter 156B, Section 114.
   Make check payable to the Commonwealth of Massachusetts


We,  John  A.  Gilmartin and Geoffrey Nunes,  President  and
Assistant Clerk of Millipore Corporation, organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation to be merged into the parent corporation is as follows:

                              State of       Date of
     Name                     Organization
Organization
SEQUEMAT, INC.                     Massachusetts  5/15/73


     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).



     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

VOTED:   That it is in the best interests of Millipore
         Corporation to dissolve its wholly-owned subsidiary, Sequemat, Inc., a Massachusetts corporation, by the merger of Sequemat, Inc. into Millipore Corporation, with Millipore Corporation to be the surviving corporation, said merger to become effective upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts.



     5. The effective date of the merger as specified in the vote under Paragraph 1 is upon the filing of the Articles of Merger.

IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 90th day of September, 1993.

John A. Gilmartin, President

Geoffrey Nunes, Assistant Clerk
                COMMONWEALTH OF MASSACHUSETTS

  ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
          (General Laws, Chapter 156B, Section 82)

     I hereby approve the within articles of merger of parent and subsidiary corporation and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 15th day of September, 1993.

                              MICHAEL JOSEPH CONNOLLY
                              Secretary of State

















               TO BE FILLED IN BY CORPORATION
               Photo Copy of Merger to be Sent

           TO:  Cynthia A. Bacon, Legal Assistant
                    Millipore Corporation
                80 Ashby Road, Mail Stop E10D
                      Bedford, MA 01730
             Telephone (617) 275-9200, Ext. 2043

                THE COMMONWEALTH OF MASSACHUSETTS

                   MICHAEL JOSEPH CONNOLLY
                     Secretary of State

                     ONE ASHBURTON PLACE
                     BOSTON, MASS. 02108
                                                     Federal
Identification
                                             No. 042170233

                         ARTICLES OF
        MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
     Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General
                            Laws,
                 Chapter 156B, Section 114.
   Make check payable to the Commonwealth of Massachusetts


We, Geoffrey Nunes and Patricia A. Powers, Vice President and Assistant Clerk of Millipore Corporation, organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

      1. That the subsidiary corporation(s) to be merged into the parent corporations is as follows:

                         State of       Date of
     Name                Organization        Organization
Waters Puerto Rico, Inc.      Delaware       12/23/76


     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted).
     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

VOTED: That it is in the best interests of this Corporation that its wholly-owned subsidiary,
        Waters Puerto Rico, Inc. be liquidated and dissolved by the merger of Waters Puerto Rico, Inc.
        with and into this Corporation, with this Corporation to be surviving corporation, said merger to be effective as of June 30, 1994.


5. The effective date of the merger as specified in the vote set out under Paragraph 4 is June 30, 1994.

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 9th day of June, 1994.

Geoffrey Nunes, Vice President

Patricia A. Powers, Assistant Clerk

                COMMONWEALTH OF MASSACHUSETTS

  ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
          (General Laws, Chapter 156B, Section 82)


     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 10th day of June, 1994.

                              MICHAEL JOSEPH CONNOLLY
                              Secretary of State















               TO BE FILLED IN BY CORPORATION
               Photo Copy of Merger to be Sent

                    TO:  Cynthia A. Bacon
                      Senior Paralegal
                    Millipore Corporation
                        80 Ashby Road
                      Bedford, MA 01730
             Telephone (617) 275-9200, Ext. 2043





              THE COMMONWEALTH OF MASSACHUSETTS

                   William Francis Galvin
                Secretary of the Commonwealth

      ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                    ARTICLES OF AMENDMENT
           General Laws, Chapter 156B, Section 72

                                                     Federal
Identification
                                             No. 04-21702333

We, Geoffrey Nunes, Vice President, and Patricia A. Powers, Assistant Clerk of Millipore Corporation located at 80 Ashby Road, Bedford, Massachusetts 01730, do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED 3 of the Articles of Organization were duly adopted at a meeting held on April 18, 1996, by vote of 33,685,855 shares of Common Stock out of 44,270,089 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon.

Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on single sheet of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

Common         80,000,000 shares   $1.00 par value (with par
value stocks)

CHANGE the total authorized to:

Common         120,000,000 shares  $1.00 par value (with par
value stocks)



VOTED:       That   the   increase  in  this   Corporation's
authorized capital stock to 120 million shares of common stock, $1.00 par value, and the amendment to the Restated Articles of Organization to reflect such increase, all as adopted by the Board of Directors, and as described in full in the Corporation's proxy statement, dated March 15, 1996, be and it hereby is, approved and adopted.



The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE:

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 6th day of May, in the year 1996.

Geoffrey Nunes, Vice President

Patricia A. Powers, Assistant Clerk
              THE COMMONWEALTH OF MASSACHUSETTS

                    ARTICLES OF AMENDMENT

           General Laws, Chapter 156B, Section 72


 I hereby approve the within articles of amendment and, the
                           filing
fee in the amount of $40,000 having been paid, said articles are deemed to have been filed, with me this 15th day of May,
                            1996.


                                   William Francis Galvin
                                      Secretary    of    the
Commonwealth










TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


TO:  Patricia A. Powers, Esquire
     c/o Millipore Corporation
     80 Ashby Road
     Bedford, MA 01730
     Telephone (617) 533-2272